Exhibit T3A.7

                    Secretary of State
         Division of Business Services
             312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
            Nashville, Tennessee 37243
ISSUANCE DATE: 07/28/2003
REQUEST NUMBER: 03209100
TELEPHONE CONTACT: (615) 741-6488

CHARTER/QUALIFICATION DATE: 09/20/2001
STATUS: ACTIVE
CORPORATE EXPIRATION DATE: PERPETUAL
CONTROL NUMBER: 0414453
JURISDICTION: TENNESSEE

TO:
CFS
8161 HIGHWAY 100
#172
NASHVILLE, TN 37221
REQUESTED BY:
CFS
8161 HIGHWAY 100
#172
NASHVILLE, TN 37221

CERTIFICATE OF EXISTENCE
I, RILEY C DARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE DO HEREBY CERTIFY THAT

“THE OAK RIDGER, LLC”

A LIMITED LIABILITY COMPANY DULY FORMED UNDER THE LAW OF THIS STATE WITH DATE OF FORMATION AND DURATION AS GIVEN ABOVE;
THAT ALL FEES, TAXES, AND PENALTIES OWED TO THIS STATE WHICH AFFECT THE
EXISTENCE OF THE LIMITED LIABILITY COMPANY HAVE BEEN PAID:
THAT THE MOST RECENT LIMITED LIABILITY ANNUAL REPORT REQUIRED HAS BEEN FILED;
THAT ARTICLES OF DISSOLUTION HAVE NOT BEEN FILED; AND
THAT ARTICLES OF TERMINATION OF THE EXISTENCE HAVE NOT BEEN FILED.

FOR: REQUEST FOR CERTIFICATE
FROM:
CFS
8161 HIGHWAY 100
#172
NASHVILLE, TN 37221-0000
ON DATE: 07/28/03
FEES
RECEIVED:             $400.00                         $0.00
TOTAL PAYMENT RECEIVED:             $400.00
   RECEIPT NUMBER: 00003336394
ACCOUNT NUMBER: 00101230

RILEY C. DARNELL SECRETARY OF STATE

Secretary of State
Division of Business Services
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, Tennessee 37243
ISSUANCE DATE: 07/28/2003
REQUEST NUMBER: 03209112
CHARTER/QUALIFICATION DATE: 09/20/2001
STATUS: ACTIVE
CORPORATE EXPIRATION DATE: PERPETUAL
CONTROL NUMBER: 0414453
JURISDICTION: TENNESSEE

TO:
CFS
8161 HIGHWAY 100
#172
NASHVILLE, TN 37221
REQUESTED BY:
CFS
8161 HIGHWAY 100
#172
NASHVILLE, TN 37221

I, RILEY C DARNELL, SECRETARY OF STATE OF THE STATE OF TENNESSEE DO HEREBY CERTIFY THAT

“THE OAK RIDGER, LLC”

WAS INCORPORATED OR QUALIFIED TO DO BUSINESS IN THE STATE OF TENNESSEE ON THE ABOVE DATE, AND THAT THE ATTACHED DOCUMENT(S) WAS/WERE FILED IN OFFICE ON THE DATE(S) AS BELOW INDICATED:

REFERENCE NUMBER 4302-0477	DATE FILED 09/20/2001	FILING TYPE LLC ORGANIZATION	FILING ACTION NAM DUR STK PRN OFC AGT INC MAL FYC

FOR: REQUEST FOR COPIES
FROM:
CFS
8161 HIGHWAY 100
#172
NASHVILLE, TN 37221-0000
ON DATE: 07/28/03
FEES
RECEIVED:            $240.00                      $0.00
TOTAL PAYMENT RECEIVED:         $240.00
   RECEIPT NUMBER: 00003336401
ACCOUNT NUMBER: 00101230

RILEY C. DARNELL SECRETARY OF STATE

For Office Use Only Corporate Filings 312 Eighth Avenue North 6th Floor, William R. Snodgrass Tower Nashville, TN 37243 ARTICLES OF ORGANIZATION (LIMITED LIABILITY COMPANY) The undersigned acting as organizer(s) of a Limited Liability Company under to provisions of the Tennesses Limited Liability Company Act, $48-205-101, adopts the following Articles of Organization. 1 Ths name of the Limited Liability Company is: The Oak Ridger, LLC (NOTE: Pursuant to the provisions or $ 48-207-101, each Limited Company name must contain the words “Limited Liability Company” or the abbreviation “LLC” or “LLC.”) 2 The name and complete address of the Limited Liabilty Company agent and office located in the state of Tennessee is CT Corporation System (name) 530 Day Street. Knoxville, TN 37902 (Street Address) (City) (street to Code) Knox (County) 3 List the name and complete address of each organuzer of this Limited Liabilty Company Mark S Burgreen, 801 Broad Street. Augusta, GA 30901 (Name) (include Street Address City. State and Zip Code (Name) (Street: as City State and Zip Code) (Name) (Street Address City state and Zip Code) 4 The Limited Liability Company will be (NOTE: PLEASE MARK APPLICABLE BOX) Board Managed Member Managed 5 Number of mambers of the date of one 8. If the document is not to be affective upon by the Secreatary of State, the deleyed effective date and time is: Date time (Not to exceed 90 days) The complete address of the Limited Liabilty Company’s principal executive office is: 72$ Broad Street, Aug usta, GA, United States of America. 30901 (Street Address) (City) (Street Country Zip Code) 8. Period of Duration: Perpetued 9. Other Provisions: None 10, THIS COMPANY IS ANON-PROFIT LIMITED LIABILITY COMPANY (Check if applicable) Signature Date Signature or to Company MarK S. Surgreen Signer’s Capacity Name